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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2004

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-3)


                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)




          CALIFORNIA                  333-117991                33-071-5871
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)

1401 Dove Street
Newport Beach, California                                 92660
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(Address of Principal                                  (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600


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Item 8.01  Other Events.
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         On or about August 31, 2004, the Registrant caused the issuance and sale of approximately $2,300,000,000 initial principal amount of Mortgage Pass-Through Certificates, Series 2004-3 (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2004, among the Registrant, Impac Funding Corporation, as Master Servicer, Wells Fargo Bank, N.A. and Deutsche Bank National Trust Company, as Trustee.

         In connection with the sale of the Series 2004-3, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 2-A-1, Class 2-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates (the "Underwritten Certificates"), the Registrant has been advised by Countrywide Securities Corporation and Bear, Stearns & Co. Inc. (the "Underwriters") that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement 333-117991, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.
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           (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:



                     ITEM 601(a) OF
                     REGULATION S-K
    EXHIBIT NO.      EXHIBIT NO.              DESCRIPTION
    -----------      -----------              -----------
         1                99                  Computational Materials --
                                              Computational Materials (as
                                              defined in Item 5) that have been
                                              provided by the Underwriter to
                                              certain prospective purchasers of
                                              the Impac Secured Assets Corp.
                                              Mortgage Pass-Through
                                              Certificates, Series 2004-3 (filed
                                              in paper pursuant to the automatic
                                              SEC exemption pursuant to Release
                                              33-7427, August 7, 1997)

         2                99                  Computational Materials --
                                              Computational Materials (as
                                              defined in Item 5) that have been
                                              provided by the Underwriter to
                                              certain prospective purchasers of
                                              the Impac Secured Assets Corp.
                                              Mortgage Pass-Through
                                              Certificates, Series 2004-3 (filed
                                              in paper pursuant to the automatic
                                              SEC exemption pursuant to Release
                                              33-7427, August 7, 1997)

         3                99                  Computational Materials --
                                              Computational Materials (as
                                              defined in Item 5) that have been
                                              provided by the Underwriter to
                                              certain prospective purchasers of
                                              the Impac Secured Assets Corp.
                                              Mortgage Pass-Through
                                              Certificates, Series 2004-3 (filed
                                              in paper pursuant to the automatic
                                              SEC exemption pursuant to Release
                                              33-7427, August 7, 1997)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IMPAC SECURED ASSETS CORP.


                                             By:     /s/ Richard J. Johnson
                                                ------------------------------
                                             Name:    Richard J. Johnson
                                             Title:   Chief Financial Officer

Dated: September 1, 2004

                                  EXHIBIT INDEX


              Item 601(a) of       Sequentially
Exhibit       Regulation S-K       Numbered
Number        Exhibit No.          Description                   Page
------        -----------          -----------                   ----
1             99                   Computational Materials       Filed Manually
2             99                   Computational Materials       Filed Manually
3             99                   Computational Materials       Filed Manually